UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2006&

McKENZIE BAY INTERNATIONAL, LTD.
(Exact name of registrant as specified in its charter)

                       Delaware                   000-49690                           51-0386871

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

7627 Park Place, Michigan                           48116

(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:

248-446-1330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company's corporate location is 7627 Park Place, Brighton, MI 48116 and its phone number is 248-446-1330.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCKENZIE BAY INTERNATIONAL, LTD.

Date: September 23, 2014

By: /s/Kevin Cook

---------------------------

     Kevin Cook

     President